                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION Proxy Statement Pursuant to
                Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                   FLAG INVESTORS EMERGING GROWTH FUND, INC.
                (Name of Registrant as Specified in Its Charter)

 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ---------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    3) Filing Party:

    ---------------------------------------------------------------------------
    4) Date Filed:

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
                      [LETTERHEAD OF FLAG INVESTORS FUNDS]



July 17, 1997






Dear Shareholders:

The enclosed proxy statement relates to a special meeting of the Shareholders of the Flag Investors Emerging Growth Fund, In"Fund").

On April 6, 1997, Alex. Brown Incorporated, the parent corporation of the Fund's investment advisor, entered into a definitive agreement to merge into a subsidiary of Bankers Trust New York Corporation. Due to the pending change in control of Alex. Brown Incorporated, we are asking you to approve a new investment advisory agreement. The same advisor will continue to provide this service to your Fund. The new agreement is substantially the same as the current agreement.

This proposal has been unanimously approved by your Fund's board of directors who recommend you vote for the proposal. Your vote is important and your participation in the governance of the Fund does make a difference.


                                                     Sincerely,


                                                     /s/ Truman T. Semans
                                                     --------------------
                                                         Truman T. Semans
                                                         Chairman

                                PRELIMINARY COPY
                   FLAG INVESTORS EMERGING GROWTH FUND, INC.
                               One South Street
                           Baltimore, Maryland 21202
                             ---------------------



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                AUGUST 14, 1997



TO THE SHAREHOLDERS OF FLAG INVESTORS EMERGING GROWTH FUND, INC.


     You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Flag Investors Emerging Growth Fund, Inc. (the "Fund") on Thursday, August 14, 1997, at 11:30 a.m. Eastern Standard Time at the offices of Investment Company Capital Corp., in The Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202, for the purpose of considering the proposal set forth below and for the transaction of such other business as may be properly brought before the Special Meeting:


   PROPOSAL: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp.


     Only shareholders of the Fund at the close of business on June 25, 1997 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.


     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.





                                 Scott J. Liotta
                                 Vice President and Secretary




Dated: July 17, 1997

                                PRELIMINARY COPY
                   FLAG INVESTORS EMERGING GROWTH FUND, INC.
                               One South Street
                           Baltimore, Maryland 21202
                              ------------------
                                PROXY STATEMENT
                              ------------------
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 14, 1997

     This Proxy Statement is furnished by the Board of Directors of Flag Investors Emerging Growth Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Thursday, August 14, 1997, at 11:30 a.m. Eastern Standard Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in The Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about July 17, 1997.

     The primary purpose of the Special Meeting is to permit the Fund's shareholders to consider a new Investment Advisory Agreement to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of April 6, 1997 (the "Merger"), between Bankers Trust New York Corporation and Alex. Brown Incorporated. This action is necessary to avoid the possibility that the Merger could result in assignment, and therefore, termination of the Fund's current Investment Advisory Agreement. It is contemplated that, after the Merger, Investment Company Capital Corp. ("ICC" or the "Advisor") will remain the investment advisor to the Fund. The Fund's new Investment Advisory Agreement is identical to the Fund's current Investment Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; and a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations.

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before 11:30 a.m. Eastern Standard Time on Thursday, August 14, 1997. No postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the new Investment Advisory Agreement (the "Proposal"). All shareholders of the Fund are entitled to vote on the Proposal. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on June 25, 1997, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On the Record Date, the Fund had 4,788,975.424 shares outstanding, consisting of 2,958,453.739 Flag Investors Emerging Growth Fund Class A Shares, 132,433.245 Flag Investors Emerging Growth Fund Class B Shares, 557,299.196 Flag Investors Emerging Growth Fund Institutional Shares, and 1,140,789.244 Alex. Brown Capital Advisory and Trust Emerging Growth Shares. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by ICC and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of ICC.

     The Fund will furnish to shareholders, without charge, a copy of the Annual Report for its fiscal year ended October 31, 1996, and a copy of the Semi-Annual Report for the period ended April 30, 1997, upon request. The Annual and Semi-Annual Reports of the Fund may be obtained by written request to the Fund, One South Street, Baltimore, Maryland 21202 or by calling (800) 767-FLAG.

     The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended.

     The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

     Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.


PROPOSAL: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp.

     Investment Company Capital Corp. is the Fund's investment advisor. ICC is an indirect subsidiary of Alex. Brown Incorporated. Alex. Brown Incorporated (together with its affiliates, "Alex. Brown") has entered into an Agreement and Plan of Merger with Bankers Trust New York Corporation (together with its affiliates, "Bankers Trust") under which Alex. Brown Incorporated would merge with and into a subsidiary of Bankers Trust New York Corporation. Under the terms of the Merger, shares of Alex. Brown Incorporated to be exchanged had an aggregate value of approximately $1.7 billion at the time the Merger was announced. As of December 31, 1996, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $120 billion. Its subsidiary, Bankers Trust Company, is a worldwide merchant bank dedicated to serving the needs of corporations, governments, financial institutions and private clients through a global network of over 120 offices in more than 40 countries. Investment management is a core business of Bankers Trust, built from its roots as a trust bank founded in 1903. Bankers Trust Company is one of the nation's largest and most experienced investment managers with approximately $227 billion in assets under management globally.

     Bankers Trust is a registered bank holding company subject to the Bank Holding Company Act of 1956, as amended ("BHCA"), and the rules and regulations thereunder. The Board of Governors of the Federal Reserve System has promulgated rules and regulations pursuant to its authority under the BHCA (and taking into consideration certain provisions of the National Banking Act of 1933 generally referred to as the Glass-Steagall Act) that govern the relationship between bank holding company affiliates and mutual funds, such as the Fund, under which certain regulatory approvals will be necessary. However, after the Merger, it is expected that ICC will continue to serve as the Advisor.

     The Advisor does not anticipate any reduction in the quality of services now provided the Fund and does not expect that the Merger will result in any material changes in the business of the Advisor or in the manner in which the Advisor renders services to the Fund. Nor does the Advisor anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the new Investment Advisory Agreement or to operate its business in a manner consistent with past business practice.


The Investment Advisory Agreements

     In anticipation of the Merger, the Directors of the Fund, including the Directors who are not (i) parties to the new Investment Advisory Agreement between the Fund and ICC (the "New Advisory Agreement") or (ii) interested persons of any such party (the "Disinterested Directors"), unanimously approved the New Advisory Agreement. The form of the New Advisory Agreement is identical to the Current Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; and a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Advisory Agreement. See "The New Advisory Agreement" below.


The Current Advisory Agreement

     The current Investment Advisory Agreement between ICC and the Fund, dated December 30, 1987 (the "Current Advisory Agreement"), was last approved by the shareholders of the Fund on June 20, 1989. The Current Advisory Agreement was most recently approved by the Board of Directors, including a majority of the Disinterested Directors, on October 1, 1996.

     The Current Advisory Agreement provides that ICC, in return for its fee, will (a) formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Fund's Board of Directors; (b) in accordance with the Fund's investment objectives, policies and investment restrictions reflected in the Fund's prospectus, determine what issuers and securities shall be represented in the Fund's portfolio and in what proportion and regularly report them to the Fund's Board of Directors; (c) provide the Board of Directors of the Fund on a regular basis with financial reports with respect to the Fund's portfolio investments and analyses of the Fund's operations and the operations of comparable investment companies; (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the portfolio of the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio; (e) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities; (f) supervise and manage all aspects of the Fund's operations; (g) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (h) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities; (i) provide the Fund with, or obtain, adequate office space and all necessary equipment and services, including telephone service, heat, utilities, stationery, supplies and similar items for any offices as are deemed advisable by the Fund's Board of Directors; (j) be responsible for the maintenance of such accounts, books and records as may be required by law or may, in the judgment of the Board of Directors, be appropriate for the orderly transaction of the Fund's business, provided that, if the Fund enters into a contract with any third party for the maintenance of any such accounts, books and records, the Advisor shall be responsible for supervision of and coordination with such third party on behalf of the Fund but shall not be responsible for the costs related to such contract or for the performance of such contract by such third party; and (k) supervise, on behalf of the Fund, the operations of the Fund's transfer and dividend disbursing agent. Subject to the approval of the Board and the Fund's shareholders, ICC may delegate certain of its duties enumerated above to a sub-advisor.


     The Current Advisory Agreement provides for compensation to ICC calculated daily and paid at the end of each calendar month at the annual rate of .85% of the Fund's average daily net assets, provided that, if necessary, the Advisor's annual compensation will be reduced so that the Fund's total expenses for that year do not exceed 1.50% of the Fund's average daily net assets.


     The Current Advisory Agreement provides that ICC will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs; travel expenses of employees and officers of the Advisor; office space, equipment, research services and supplies; expenses of maintaining accounts, books, and records, except to the extent such services are provided by a third party pursuant to a contract with the Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: the fees of the Advisor, any sub-advisor and Alex. Brown; the charges and expenses of any registrar, any custodian appointed by the Fund for the safe-keeping of its cash, portfolio securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund and any accounting services provider appointed by the Fund;

brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of stock certificates representing shares of the Fund; all costs and expenses in connection with maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders (other than those expenses assumed by the Advisor); all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee other than such Directors or members who are "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     The services of ICC are not to be deemed exclusive, and ICC is free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. ICC's officers or directors may serve as officers or Directors of the Fund, the Fund's officers or Directors may serve as officers or directors of ICC, to the extent permitted by law, and officers and directors of ICC are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     Following the expiration of its initial two-year term, the Current Advisory Agreement continues in force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     The Current Advisory Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors, by a vote of a majority of the Fund's outstanding voting securities or by ICC, upon 60 days' written notice to the other party. The agreement automatically terminates in the event of its assignment.

     The Current Advisory Agreement obligates ICC, in the performance of its duties under the agreement, to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but ICC shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of ICC or its officers, directors or employees, or reckless disregard by ICC of its duties under the agreement. The Current Advisory Agreement also provides that any claims by ICC against the Fund may be satisfied only from the assets of the Fund, and no shareholders, Directors or officers of the Fund may be held personally liable or responsible for any obligations arising out of such Agreement.


The New Advisory Agreement

     The Board of Directors approved the proposed New Advisory Agreement between the Fund and ICC on June 17, 1997, the form of which is attached as Exhibit A. The form of the proposed New Advisory Agreement is identical to the Current Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; and a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations.

     The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the advisory fee to which ICC would have been entitled would have been identical to that to which it was entitled under the Current Advisory Agreement.


     The Board held a meeting on June 17, 1997, at which the Board, including the Disinterested Directors, unanimously approved the New Advisory Agreement for the Fund and recommended the New Advisory Agreement for approval by the shareholders of the Fund. The New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The New Advisory Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.


     In evaluating the New Advisory Agreement, the Board based its determination primarily on its conclusion that there would be a high degree of continuity of services to the Fund and took into account that the Fund's Current Advisory Agreement and the New Advisory Agreement, including their terms relating to the services to be provided thereunder by ICC and the fees and expenses payable by the Fund, are substantially identical.


     The Board was assured on behalf of Alex. Brown and Bankers Trust that they intend to comply with the requirements of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor that results in an assignment so long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquiror (Alex. Brown and Bankers Trust, respectively, in this case). The Fund would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Merger whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Alex. Brown and Bankers Trust are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Merger. Alex. Brown and Bankers Trust have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Merger.


     The Board also considered the terms of the Merger and the possible effects of the Merger upon the Advisor's organization and upon the ability of the Advisor to provide advisory services to the Fund. The Board considered the skills and capabilities of the Advisor in this regard and the representations of Alex. Brown and Bankers Trust that no material change was planned in the current management or facilities of the Advisor.


     The Board was also informed of the resources of Bankers Trust that could be made available to the Advisor and the Fund. Although the Board focused primarily on the continuity of services to the Fund, the Directors did consider Bankers Trust's experience as advisor and service provider to a family of mutual funds. They also received preliminary information about Bankers Trust's ability to provide other services, including custody.


     The Board also considered the effect on the Fund of ICC becoming an affiliated person of Bankers Trust. In particular, the Board considered the potential impact of banking laws and steps that might be necessary to secure Federal Reserve Board approval of the Merger. In this regard, the Board also considered the likelihood that the Fund will have to engage an independent principal underwriter after the Merger but that Alex. Brown & Sons Incorporated will continue to be able to provide services to its clients in connection with shareholder accounts with the Fund. The Board also considered the fact that the continued ability of Alex. Brown personnel to serve as Directors or officers of the Fund was subject to Federal Reserve Board approval. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Bankers Trust. For example, absent exemptive relief, the Fund will be prohibited from entering into securities transactions in which Alex. Brown or Bankers Trust acts as a principal. Currently the Fund is prohibited from entering into transactions in which Alex. Brown acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Alex. Brown or Bankers Trust is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Alex. Brown is acting as an underwriter. In this connection, management of the Advisor represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

     The Board also considered that the costs of the Special Meeting would be borne by ICC.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Directors, unanimously approved the New Advisory Agreement with respect to the Fund and voted to recommend its approval to the shareholders of the Fund.

     In the event that shareholders of the Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Advisory Agreement. If the Merger is not consummated, ICC will continue to serve as investment advisor of the Fund pursuant to the terms of the Current Advisory Agreement.


Investment Company Capital Corp.

     ICC is a registered investment advisor that had under management as of May 31, 1997, approximately $5.5 billion, including assets of the Fund and the assets of ICC's other clients. ICC is an indirect subsidiary of Alex. Brown Incorporated. The principal address of each is One South Street, Baltimore, Maryland 21202.

   The following information is provided for each Director and the Principal
                           Executive Officer of ICC.


                 Directors and Principal Executive Officer of
                 --------------------------------------------
                        Investment Company Capital Corp.
                        --------------------------------



   Name and Position
   with the Advisor                  Address                 Principal Occupation
--------------------------   ---------------------------   ----------------------------

Charles W. Cole, Jr.         One South Street              Managing Director, Alex.
 Chairman                    Baltimore, Maryland 21202     Brown & Sons Incorporated
Richard T. Hale              One South Street              Managing Director, Alex.
 Director and President      Baltimore, Maryland 21202     Brown & Sons Incorporated
David L. Hopkins             One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated
Alvin B. Krongard            One South Street              Chairman, Chief Executive
 Director                    Baltimore, Maryland 21202     Officer and Director, Alex.
                                                           Brown Incorporated
Margaret-Mary V. Preston     One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated
Robert F. Price              One South Street              Managing Director and
 Director                    Baltimore, Maryland 21202     General Counsel, Alex.
                                                           Brown & Sons Incorporated
Mayo A. Shattuck III         One South Street              President, Chief Operating
 Director                    Baltimore, Maryland 21202     Officer and Director, Alex.
                                                           Brown Incorporated
Truman T. Semans             One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated
Beverly L. Wright            One South Street              Managing Director and Chief
 Director                    Baltimore, Maryland 21202     Financial Officer, Alex.
                                                           Brown & Sons Incorporated

     For the fiscal year ended October 31, 1996, the Fund paid ICC aggregate fees of $381,086 for advisory services, $36,629 for transfer agency services and $41,911 for accounting services provided to the Fund. For the fiscal year ended October 31, 1996, the Fund paid Alex. Brown & Sons Incorporated an aggregate distribution fee of $100,191.

     As of May 31, 1997, to Fund Management's knowledge as provided by the Directors and officers of the Fund, the following Directors and officers of the Fund beneficially owned shares of Alex. Brown Incorporated. Mr. Semans, Chairman and a Director of the Fund and a Director of ICC, beneficially owned 25,433 shares of Alex. Brown Incorporated. Mr. Cole, a Director of the Fund and Chairman and a Director of ICC, beneficially owned 4,356 shares of Alex. Brown Incorporated. Mr. Hale, a Director of the Fund and President and a Director of ICC, beneficially owned 90,470 shares of Alex. Brown Incorporated. Ms. Sandra J. Doeller, a Vice President of the Fund, beneficially owned 592 shares of Alex. Brown Incorporated. Mr. Charles A. Reid, a Vice President of the Fund, beneficially owned 1,875 shares of Alex. Brown Incorporated. Mr. Edward J. Veilleux, a Vice President of the Fund and Executive Vice President of ICC, beneficially owned 200 shares of Alex. Brown Incorporated. Mr. Joseph A. Finelli, Treasurer of the Fund and a Vice President of ICC, beneficially owned 33 shares of Alex. Brown Incorporated. Ms. Laurie D. Collidge, Assistant Secretary of the Fund, beneficially owned 48 shares of Alex. Brown Incorporated.


Other Funds Advised by ICC with Similar Investment Objectives

     A number of funds in the Flag Investors family of funds invest primarily in equity securities and accordingly seek capital appreciation, either in and of itself, or along with income. However, each of these funds employs widely differing investment policies and styles in seeking these objectives. The following table provides comparative information on fees paid to ICC pursuant to the advisory agreements in effect for such funds.



                                                                              Management Fee
                                                            Assets         (as a percentage of
Fund                                                       (000's)       average daily net assets)
--------------------------------------------------------   -----------   ---------------------------
Flag Investors Equity Partners Fund, Inc. ..............     $170,815/1   .78% (net of fee waivers)/1
Flag Investors International Fund, Inc.  ...............     $ 12,930/2   .00% (net of fee waivers)/2
Flag Investors Real Estate Securities Fund, Inc.  ......     $ 25,111/3   .00% (net of fee waivers)/3
Flag Investors Telephone Income Fund, Inc.  ............     $550,604/4   .66%/4
Flag Investors Value Builder Fund, Inc.  ...............     $345,426/5   .82%/5

------------
1 Information given for the fiscal year ended May 31, 1997. Absent fee waivers,
  Management Fees would be .91% of the fund's average daily net assets.
2 Information given for the fiscal year ended October 31, 1996. Absent fee waivers, Management Fees would be .75% of the fund's average daily net assets. 3 Information given for the fiscal year ended December 31, 1996. Absent fee waivers, Management Fees would be .65% of the fund's average daily net assets. 4 Information given for the fiscal year ended December 31, 1996.
5 Information given for the fiscal year ended March 31, 1997.


Shareholder Approval of the New Advisory Agreement

     Approval of the New Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT.

                            ADDITIONAL INFORMATION



Directors and Executive Officers


     Information about the Fund's current Directors and principal executive officers, including their names, positions with the Fund, principal occupations or employment during the past five years, the number of shares of the Fund beneficially owned and the percentage of shares beneficially owned as of May 31, 1997, is set forth below. As of May 31, 1997, Directors and officers of the Fund as a group beneficially owned an aggregate of 124,259 shares, representing 2.59% of the shares of the Fund.



                                                                              Shares
                                 Business Experience During the            Beneficially
  Name and Position                     Past Five Years                     Owned as of
    With the Fund                (including all directorships)             May 31, 1997**     Percentage
------------------------   ---------------------------------------------   ----------------   -----------
Truman T. Semans*          Managing Director, Alex. Brown & Sons           21,269 shares        ***
 Director and Chairman     Incorporated; Director, Investment
                           Company Capital Corp. (registered
                           investment advisor). Formerly, Vice
                           Chairman, Alex. Brown & Sons
                           Incorporated. Director of 10 funds in the
                           Fund Complex.
Charles W. Cole, Jr.*      Vice Chairman, Alex. Brown Capital              None                ***
 Director                  Advisory & Trust Company (registered
                           investment advisor); Chairman,
                           Investment Company Capital Corp.
                           (registered investment advisor); Director,
                           Provident Bankshares Corporation and
                           Provident Bank of Maryland. Formerly,
                           President and Chief Executive Officer,
                           Chief Administrative Officer, and Director,
                           First Maryland Bancorp, The First
                           National Bank of Maryland and First
                           Omni Bank; Director, York Bank and
                           Trust Company.
James J. Cunnane           Managing Director, CBC Capital                  None                ***
 Director                  (merchant banking), 1993-Present.
                           Formerly, Senior Vice President and Chief
                           Financial Officer, General Dynamics
                           Corporation (defense), 1989-1993; and
                           Director, The Arch Fund (registered
                           investment company). Director of each
                           fund in the
                           Fund Complex.
Richard T. Hale*           Managing Director, Alex. Brown & Sons           7,184 shares        ***
 Director                  Incorporated; Director and President,
                           Investment Company Capital Corp.
                           (registered investment advisor); Chartered
                           Financial Analyst. Director of each fund
                           in the Fund Complex.
John F. Kroeger            Director/Trustee, AIM Funds (registered         1,363 shares        ***
 Director                  investment companies). Formerly,
                           Consultant, Wendell & Stockel Associates,
                           Inc. (consulting firm) and General
                           Manager, Shell Oil Company. Director of
                           each fund in the Fund Complex.

                                                                                      Shares
                                      Business Experience During the               Beneficially
   Name and Position                          Past Five Years                       Owned as of
     With the Fund                     (including all directorships)               May 31, 1997**     Percentage
---------------------------   --------------------------------------------------   ----------------   -----------
Louis E. Levy                 Director, Kimberly-Clark Corporation                  1,364 shares        ***
 Director                     (personal consumer products) and
                              Household International (finance and
                              banking); Chairman of the Quality Control
                              Inquiry Committee, American Institute of
                              Certified Public Accountants. Formerly,
                              Trustee, Merrill Lynch Funds for
                              Institutions, 1991-1993; Adjunct Professor,
                              Columbia University-Graduate School of
                              Business, 1991-1992; Partner, KPMG Peat
                              Marwick, retired 1990. Director of each
                              fund in the Fund Complex.
Eugene J. McDonald            President, Duke Management Company                   None                 ***
 Director                     (investments); Executive Vice President,             (3,106 shares)+
                              Duke University (education, research and health
                              care); Director, Central Carolina Bank & Trust
                              (banking), Key Funds (registered investment
                              companies), AMBAC Treasurers Trust (registered
                              investment company) and DP Mann Holdings
                              (insurance). Director of each fund in the Fund
                              Complex.
Rebecca W. Rimel              President and Chief Executive Officer, The           None                 ***
 Director                     Pew Charitable Trusts; Director and
                              Executive Vice President, The Glenmede
                              Trust Company. Formerly, Executive
                              Director, The Pew Charitable Trusts.
                              Director of 10 funds in the Fund
                              Complex.
Carl W. Vogt, Esq.            Senior Partner, Fulbright & Jaworski                 None                 ***
 Director                     L.L.P. (law); Director, Yellow Corporation           (657 shares)+
                              (trucking). Formerly, Chairman and Member,
                              National Transportation Safety Board; Director,
                              National Railroad Passenger Corporation (Amtrak);
                              and Member, Aviation System Capacity Advisory
                              Committee (Federal Aviation Administration).
                              Director of 9 funds in the Fund Complex.
Frederick L. Meserve, Jr.     Principal, Alex. Brown & Sons                        15,826 shares        ***
 President                    Incorporated, 1977-Present; Principal,
                              Alex. Brown Capital Advisory & Trust
                              Company, 1993-Present.
Sandra J. Doeller             Vice President, Alex. Brown & Sons                   74,651 shares       1.56%
 Vice President               Incorporated, 1994-Present; Equity Trader,
                              Asset Management Department, Alex
                              Brown & Sons Incorporated,
                              1983-Present.

                                                                                    Shares
                                   Business Experience During the                Beneficially
 Name and Position                        Past Five Years                         Owned as of
   With the Fund                   (including all directorships)                 May 31, 1997**     Percentage
----------------------   -----------------------------------------------------   ----------------   -----------
Gary V. Fearnow          Managing Director, Alex. Brown & Sons                    None                ***
 Vice President          Incorporated and Manager, Private Client
                         Marketing, Alex. Brown & Sons
                         Incorporated.
Charles A. Reid          Principal, Alex. Brown & Sons                           195 shares           ***
 Vice President          Incorporated, 1980-Present; Principal,
                         Alex. Brown Capital Advisory & Trust
                         Company, 1993-Present; Formerly, General Partner,
                         Baltimore Street Capital III (growth companies
                         investor).
Edward J. Veilleux       Principal, Alex. Brown & Sons                           2,309 shares         ***
 Vice President          Incorporated; Vice President, Armata
                         Financial Corp. (registered broker-dealer);
                         Executive Vice President, Investment
                         Company Capital Corp. (registered
                         investment advisor).
Scott J. Liotta          Manager, Fund Administration, Alex.                      None                ***
 Vice President and      Brown & Sons Incorporated, July
 Secretary               1996-Present. Formerly, Manager and
                         Foreign Markets Specialist, Putnam
                         Investments Inc. (registered investment
                         companies), April 1994-July 1996;
                         Supervisor, Brown Brothers Harriman &
                         Co. (domestic and global custody), August
                         1991-April 1994.
Joseph A. Finelli        Vice President, Alex. Brown & Sons                       98 shares           ***
 Treasurer               Incorporated and Vice President,
                         Investment Company Capital Corp.
                         (registered investment advisor), September
                         1995-Present. Formerly, Vice President
                         and Treasurer, The Delaware Group of
                         Funds (registered investment companies)
                         and Vice President, Delaware
                         Management Company Inc. (investments),
                         1980-1995.
Laurie D. Collidge       Asset Management Department, Alex.                       None                ***
 Assistant Secretary     Brown & Sons Incorporated,
                         1991-Present.

------------

  * Denotes an individual who is an "interested person" as defined in the 1940 Act. Mr. Cole has resigned from the Board, effective upon the consummation of the Merger, so that 75% of the Board members will be Disinterested persons within the contemplation of Section 15(f) of the 1940 Act.
 ** This information has been provided by each Director and officer.
*** As of May 31, 1997, the Directors and officers of the Fund as a group (17 persons) beneficially owned an aggregate of 124,259 shares, representing 2.59% of the shares of the Fund.
  + Represents shares not beneficially owned, but held by funds in the Fund
    Complex, as of June 25, 1997, as designated by the Director pursuant to the Fund Complex's Deferred Compensation Plan.


Investment Advisor


     See "Investment Company Capital Corp." on page 6 for additional information concerning the Advisor.

Principal Underwriter

     Alex. Brown & Sons Incorporated, located at One South Street, Baltimore, Maryland 21202, a wholly-owned subsidiary of Alex. Brown Incorporated, acts as the Fund's principal underwriter.


Portfolio Transactions

     For the fiscal year ended October 31, 1996, the Fund paid no brokerage commissions to affiliated brokers.


Beneficial Owners

     To the knowledge of Fund Management, as of the Record Date, the following was a beneficial owner of 5% or more of the outstanding shares of the Fund.



                                         Amount of                 Percent of
       Name and Address             Beneficial Ownership     Total Shares Outstanding
---------------------------------   ----------------------   -------------------------
T. Rowe Price, Trustee                  530,009 shares                11.06%
Alex. Brown & Sons Inc.
Plan #100460
Flag Investors Emerging Growth
Attn: Asset Recon
P.O. Box 17215
Baltimore, MD 21297-0354

Submission of Shareholder Proposals

     As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.


Required Vote

     Approval of the Proposal requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against the Proposal but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against the Proposal. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners.


Other Matters

     No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
                                        By Order of the Directors,
                                        Scott J. Liotta
                                        Vice President and Secretary
Dated: July 17, 1997

                                                                      EXHIBIT A
                                  FORM OF NEW
                         INVESTMENT ADVISORY AGREEMENT

     THIS INVESTMENT ADVISORY AGREEMENT is made as of the ______ day of ____________, 1997 by and between FLAG INVESTORS EMERGING GROWTH FUND, INC. a Maryland corporation (the "Fund") and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:


                                    RECITAL

     WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended; and

     WHEREAS, the Advisor is a registered investment advisor and engages in the business of acting as an investment advisor; and

     WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment. The Fund hereby appoints the Advisor to manage and supervise all aspects of the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor hereby accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Fund has furnished or will furnish the Advisor with copies properly certified or authenticated of each of the following:

       (a) The Fund's Articles of Incorporation, filed with the State of Maryland on July 3, 1987 and all amendments thereto (such Articles of Incorporation, as presently in effect and as from time to time amended, are herein called the "Articles");

       (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as from time to time amended, are herein called the "By-Laws");

       (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;

       (d) The Fund's Notification of Registration Filed Pursuant to Section 8(a) of the Investment Company Act of 1940, as amended (the "1940 Act") on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on September 8, 1987;

       (e) The Fund's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act") as filed with the SEC relating to the shares of the Fund, and all amendments thereto; and

       (f) The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto are herein called "Prospectus").

     The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

     3. Duties of Investment Advisor. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Advisor. In carrying out its obligations under paragraph 1 hereof, the Advisor shall:

       (a) formulate and implement continuing programs for the purchases and sales of securities and regularly report thereon to the Fund's Board of Directors; and

       (b) in accordance with the Fund's investment objectives, policies and investment restrictions reflected in the Prospectus determine what issuers and securities shall be represented in the Fund's portfolio and in what proportion and regularly report them to the Fund's Board of Directors; and

       (c) provide the Board of Directors of the Fund on a regular basis with financial reports with respect to the Fund's portfolio investments and analyses of the Fund's operations and the operations of comparable investment companies; and

       (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the portfolio of the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio; and

       (e) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities; and

       (f) supervise and manage all aspects of the Fund's operations; and

       (g) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; and

       (h) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities; and

       (i) provide the Fund with, or obtain, adequate office space and all necessary equipment and services, including telephone service, heat, utilities, stationery, supplies and similar items for any offices as are deemed advisable by the Fund's Board of Directors; and

       (j) be responsible for the maintenance of such accounts books and records as may be required by law or may, in the judgment of the Board of Directors, be appropriate for the orderly transaction of the Fund's business, provided that, if the Fund enters into a contract with any third party for the maintenance of any such accounts, books and records, the Advisor shall be responsible for supervision of and coordination with such third party on behalf of the Fund but shall not be responsible for the costs related to such contract or for the performance of such contract by such third party; and

       (k) supervise, on behalf of the Fund, the operations of the Fund's transfer and dividend disbursing agent; and

     4. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates. In performing this function the Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities.

     The Advisor's primary consideration in effecting securities transactions will be to obtain best price and execution of orders on an overall basis. Accordingly, the Advisor will take into consideration in executing individual transactions the net price available. However, the Advisor may also take into consideration other factors as discussed below.

     The Advisor will take into consideration the ability of the broker-dealer to meet the Fund's portfolio transaction execution needs on a continuing basis. Accordingly, the Advisor will consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the particular order and the general ability of the broker-dealer to execute the Fund's transactions reliably and promptly. To the extent that the executions and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by the Advisor to be beneficial to the Fund's investment program. Accordingly, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct Alex. Brown & Sons Incorporated ("Alex. Brown") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other account of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. Alex. Brown may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

     The Fund will not deal with the Advisor or Alex. Brown in any transaction in which the Advisor or Alex. Brown acts as a principal with respect to any part of the Fund's order. If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

     5. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Directors of the Fund.

     6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

       (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder as amended; and

       (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act and any rules and regulations adopted thereunder as amended; and

       (c) the provisions of the Fund's Articles of Incorporation; and

       (d) the provisions of the By-laws of the Fund, as amended; and

       (e) any other applicable provisions of state and federal law and applicable rules of any registered national securities organization.

     7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Advisor as follows:

       (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund (except as provided in paragraph 8 hereof), the services of such officers and employees as may be required by the Fund for the proper conduct of its affairs; travel expenses of employees and officers of the Advisor; office space, equipment, research services and supplies; expenses of maintaining accounts, books, and records, except to the extent such services are provided by a third party pursuant to a contract with the Fund.

       (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: the fees of the Advisor, any sub-advisor and Alex. Brown; the charges and expenses of any registrar, any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund and any accounting services provider appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal, State or other governmental agencies; the cost and expense of engraving or printing of stock certificates representing shares of the Fund; all costs and expenses in connection with maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); except as provided in subparagraph
   (a) above, the expenses of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee other than such Directors or members who are "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.


     8. Delegation of Responsibilities. The Advisor may, but shall be under no duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Fund nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions. The Advisor may, with the approval of the majority of the Fund's Directors who are not "interested persons" of the Fund, appoint a Sub-Advisor for the Fund. Such Sub-Advisor shall be paid by the Advisor.


     9. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor compensation at an annual rate of .85% of the Fund's average daily net assets; provided that, if necessary, the Advisor's annual compensation will be reduced so that the Fund's total expenses for that year do not exceed 1.50% of the Fund's average daily net assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.


     10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.


     11. Term and Approval. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect for an initial term of two years and from year to year thereafter, provided that such continuance is specifically approved at least annually:

       (a) (i) by the Fund's Board of Directors or (ii) by the vote of the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

       (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of a party to this Agreement (other than as Fund Directors), by votes cast in person at a meeting specifically called for such purpose.

     12. Termination. This Agreement may be terminated at any time, on sixty
(60) days' written notice to the other party, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in
Section 2(a)(4) of the 1940 Act.

   13. Liability.

       (a) In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing all services provided for under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

       (b) The Advisor agrees that any claims by it against the Fund may be satisfied only from the assets of the Fund, and no shareholders, Directors or officers of the Fund may be held personally liable or responsible for any obligations arising out of this Agreement.

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.

     15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.



[SEAL]                     FLAG INVESTORS EMERGING GROWTH
                            FUND,INC.



Attest:--------------      By:-----------------------------------
                           Name:
                           Title:



[SEAL]                     INVESTMENT COMPANY CAPITAL CORP.




Attest:--------------      By:-----------------------------------
                           Name:
                           Title:

FLAG INVESTORS
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY  11735



                    FLAG INVESTORS EMERGING GROWTH FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS


                                 August 14, 1997

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FLAG INVESTORS EMERGING
                                GROWTH FUND, INC.


This proxy is for your use in voting the matter relating to Flag Investors Emerging Growth Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s), Scott J. Liotta, I. Alisa Stesch and Laurie D. Collidge and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on August 14, 1997 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matter set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposal set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|
                                              KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

FLAG INVESTORS EMERGING GROWTH FUND, INC.

Vote on The Proposal

1. To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp.

         |_| For                    |_| Against                      |_| Abstain


Please print and sign your
name in the space provided to
authorize the voting of your      ______________________________________________
shares as indicated and return    Signature [PLEASE SIGN WITHIN BOX]        Date
promptly. When signing on
behalf of a corporation,
partnership, estate, trust
or in any other                   ______________________________________________
representative capacity,          Signature (Joint Owners)                  Date
please sign your name and
title. For joint accounts,
each joint owner must sign.



           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.